UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           ____________________

                                 FORM 8-K

                             CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934




                             April 14, 2004
______________________________________________________________________________
            Date of report (Date of earliest event reported)




                          Minden Bancorp, Inc.
______________________________________________________________________________
           (Exact Name of Registrant as Specified in Charter)



        United States                 000-49882                 13-4203146
______________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
of Incorporation)                                          Identification No.)



415 Main Street, Minden, Louisiana                         71058
______________________________________________________________________________
(Address of Principal Executive Offices)                    (Zip Code)



                             (318) 377-0523
______________________________________________________________________________
          (Registrant's telephone number, including area code)



                             Not Applicable
______________________________________________________________________________
     (Former Name or Former Address, if Changed Since Last Report)



ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------
               99.1           Press Release dated April 14, 2004



ITEM 9.   Regulation FD Disclosure
          ------------------------

     On April 14, 2004, Minden Bancorp, Inc. (the "Company") announced the declaration of its fifth quarterly cash dividend.

     For additional information, reference is made to the Company's press release dated April 14, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.




















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MINDEN BANCORP, INC.



Date: April 15, 2004               By:  /s/ A. David Evans
                                        -------------------------------
                                        A. David Evans
                                        President and Chief Executive Officer






























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